                                                                   Exhibit 10.45


                                ESCROW AGREEMENT

     This Escrow Agreement (this "Agreement"), is entered into and made and effective as of January 19, 2000 (the "Effective Date"), between Paradigm Genetics Inc., a North Carolina corporation ("Paradigm"), and ARE-104 Alexander Road, LLC, a Delaware limited liability company ("ARE").

     WHEREAS, Paradigm and ARE have entered into a Lease Agreement dated as of July 27, 1999 (the "Original Lease") regarding certain facilities to be constructed on land leased by ARE from Triangle Service Center, Inc., a North Carolina corporation ("Triangle");

     WHEREAS, Paradigm and ARE have agreed to enter into an Amended and Restated Lease Agreement (Office/Laboratory), to be effective as of July 27, 1999, amending the Original Lease to eliminate certain greenhouse provisions (such agreement, the "Amended Lease");

     WHEREAS, in connection with the Amended Lease, Paradigm and ARE desire to enter into a Lease Agreement (Greenhouse) regarding certain greenhouse facilities (the "Greenhouse Lease");

     WHEREAS, in connection with the Amended Lease and the Greenhouse Lease, Paradigm and ARE desire that ARE and Triangle enter into a certain Agreement Regarding Allocation of Development Rights (the "Rights Agreement"); and

     WHEREAS, as consideration for the foregoing, Paradigm has agreed to issue and place in escrow a Warrant for the Purchase of Shares of Common Stock entitling ARE to purchase 60,000 shares of common stock of Paradigm at an exercise price of $5.00 per share pursuant to the terms thereof (the "Warrant") to be held in, and released from, escrow as provided in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, Paradigm and ARE agree as follows:

1. Attached to this Agreement as Exhibit A is a copy of the Warrant. As of the Effective Date, Paradigm shall issue and hold in escrow the Warrant pursuant to the terms and conditions of this Agreement.

2. If, on or before July 19, 2000, subject to extension by the mutual written agreement of Paradigm and ARE (the "Release Date"), the definitive Amended Lease and a related Memorandum of Lease, Greenhouse Lease and a related Memorandum of Lease, and Rights Agreement and a related Memorandum of Rights Agreement (collectively, the "New Agreements") are each duly executed and delivered by the parties thereto, and such Memoranda are duly recorded in the appropriate real property records (collectively, the execution and delivery by the parties of all of the New Agreements and the recordation of such related Memoranda, the "Triggering Event"), then, as of the date of the last to occur of such Triggering Event, the Warrant shall be released from escrow and Paradigm shall promptly deliver the Warrant to ARE.

3. If the New Agreements are not duly executed, delivered, and (where applicable) recorded on or before the Release Date, then, as of the Release Date, the Warrant shall be retained and cancelled by Paradigm and Paradigm shall have no further obligation to hold in escrow or to deliver the Warrant to ARE.

4. Prior to the occurrence of the Triggering Event, ARE shall not be entitled to any rights as a holder of, or under the terms of, such Warrant. Upon occurrence of such Triggering Event (whether or not such Warrant shall have been delivered by Paradigm to ARE), ARE shall become the record holder of the Warrant and shall be entitled to all rights as a holder of, or under the terms of, such Warrant.

5. This Agreement constitutes the full understanding of the parties with respect to the issuance, escrow, release from escrow, and delivery or cancellation of the Warrant, and supersedes any prior agreements or communications of the parties, oral or written relating to the same. This Agreement may be executed in any number of counterparts, each of which shall be deemed to an original, and all of which taken together shall constitute one and the same instrument. This Agreement may be executed and delivered by fax and execution by such manner shall be deemed an original. This Agreement shall not be assigned by ARE, and any attempted assignment shall be void; provided, however, that ARE may assign this Agreement to an affiliate of ARE. This Agreement shall be governed by and construed in accordance with North Carolina law, without regard to conflict of law provisions.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                              PARADIGM GENETICS INC.



                              By: /s/ Ian Howes
                                 ---------------------------
                              Name:     Ian Howes
                              Title     CFO

                              ARE-104 ALEXANDER ROAD, LLC,
                              a Delaware limited liability company

                              By: Alexandria Real Estate Equities, L.P.,
                                  a Delaware limited partnership
                                  Its Managing Member

                                  By:  ARE QRS Corp.,
                                     A Maryland corporation
                                     Its General Partner


                                     By:
                                        ---------------------------

Dated January 19, 2000

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                              PARADIGM GENETICS INC.



                              By:
                                 ---------------------------
                              Name:
                              Title

                              ARE-104 ALEXANDER ROAD, LLC,
                              a Delaware limited liability company

                              By: Alexandria Real Estate Equities, L.P.,
                                  a Delaware limited partnership
                                  Its Managing Member

                                  By:  ARE QRS Corp.,
                                     A Maryland corporation
                                     Its General Partner


                                     By: /s/ Lynn Anne Shapiro
                                        ---------------------------

Dated January 19, 2000

                                   EXHIBIT A
                             (See Warrant Attached)

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION TO SUCH ACT.

    Void After January 19, 2010 (the Tenth Anniversary of the Date Hereof)

                                WARRANT FOR THE
                      PURCHASE OP SHARES OF COMMON STOCK

                                      OF

                            PARADIGM GENETICS INC.

          INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA
          ----------------------------------------------------------

     THIS CERTIFIES THAT, for value received, ARE-104 Alexander Road, LLC, a Delaware limited liability company, together with its successors and assigns (the "Investor"), is initially entitled to purchase up to Sixty Thousand (60,000) duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (the "Common Stock") of Paradigm Genetics Inc., a North Carolina corporation (the "Company"), at the per share purchase price described in
Section 1.3 below, subject to the provisions and upon the terms and conditions hereinafter set forth.

     1.  Exercise of Warrant. The terms and conditions upon which this Warrant
         -------------------
may be exercised, and the Common Stock covered hereby (the "Warrant Stock") may be purchased, are as follows:

         1.1  Term. The purchase right represented by this Warrant may be
              ----
exercised in whole or in part at any time and from time to time from and after the date hereof and on or before the earlier of (i) January 19, 2010 (the tenth anniversary of the date hereof) or (ii) the fifth anniversary of the date of the consummation of a bona fide, underwritten initial public offering of Common Stock, at a public offering price equal to or exceeding $10.00 per share (as adjusted for any stock dividends, combinations, splits or the like with respect to such shares) and an aggregate offering price to the public of not less than $20,000,000; provided that, if the last day on which this Warrant may be exercised is a Sunday or a legal holiday or a day on which banking institutions doing business in the State of North Carolina are authorized by law to close, this Warrant may be exercised prior to 5:00 p.m. local time) on the next succeeding full business day with the same force and effect as if exercised on such last day specified herein.

         1.2  Number of Shares. This Warrant is initially exercisable for Sixty
              ----------------
Thousand (60,000) shares of Common Stock, subject to adjustment pursuant to
Section 2 of this Warrant.

         1.3  Purchase Price. The initial per share purchase price for the
              --------------
shares of Common Stock to be issued upon exercise of this Warrant shall be $5.00, subject to adjustment as provided herein (the "Warrant Price").

         1.4  Method of Exercise. The exercise of the purchase rights evidenced
              ------------------
by this Warrant shall be effected by (a) the surrender of the Warrant, together with a duly executed copy of the form of a subscription attached hereto, to the Company at its principal offices and (b) the delivery of the purchase price
(i) by check or bank draft payable to the Company's order or by wire transfer to the Company's account for the number of shares for which the purchase rights hereunder are being exercised or (ii) pursuant to the procedure set forth in
Section 1.5. Any such exercise of this Warrant may be made contingent upon the closing of a public offering, merger, recapitalization or similar transaction.

         Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided herein or at such latter date as may be specified in the executed form of subscription, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided herein shall be deemed to have become the holder or holders of record thereof.

         1.5  Cashless Exercise.  In addition to and without limiting the rights
              -----------------
of the holder hereof under the terms hereof, at the holders option this Warrant may be exercised in whole or in part at any time or from time to time prior to its expiration for a number of shares of Common Stock having an aggregate fair market value on the date of such exercise equal to the difference between
(a) the fair market value of the number of shares of Common Stock subject to this Warrant designated for exercise by the holder hereof on the date of the exercise and (b) the aggregate Warrant Price for such shares in effect at such time.

         The "fair market value" of shares of Common Stock shall be calculated on the basis of (a) if the Common Stock is then traded on a securities exchange or the Nasdaq National Market, the average of the closing prices of the Common Stock on such exchange or marker over the 20 trading day period ending three (3) trading days prior to the date of exercise, (b) if the Common Stock is then regularly traded over-the-counter, the average of the sale prices or secondarily the closing bid of the Common Stock over the 20 trading day period ending three
(3) trading days prior to the date of exercise, or (c) if there is no active public market for the Common Stock, the fair market value thereof shall be the price per share that the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as determined in good faith by the Company's Board of Directors. If the holder of this Warrant exercises this Warrant contingent upon the closing of a public offering, the "fair marker value" of a share of Common Stock on the date of exercise shall be equal to the initial price to the public specified in the final prospectus with respect to such public offering.

         No payment of any cash or other consideration to the Company shall be required from the holder of this Warrant in connection with any exercise of this Warrant pursuant to this Section 1.5. Such exercise shall be effective upon the date of receipt by the Company of the original Warrant surrendered for cancellation and a written request from the holder hereof that the exercise pursuant to this Section 1.5 be made, or at such later date as may be specified in such request.

         1.6  Issuance of Shares. As soon as reasonably practicable after each
              ------------------
exercise of this Warrant, in whole or in part, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which such holder shall be entitled upon such exercise, and (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the Dumber of such shares designated by the holder upon such exercise as provided herein.

     2.  Certain Adjustments.
         -------------------

         2.1  Mergers, Consolidations or Sale of Assets. If after the date
              -----------------------------------------
hereof there shall be a capital reorganization (other than a combination or subdivision of Common Stock otherwise provided for herein), or spin-off, or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such transaction, lawful provision shall be made so that the Investor shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the purchase price, the number of shares of stock or other securities, cash or property of the Company or the successor corporation resulting from such transaction, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such transaction if this Warrant had been exercised immediately before such transaction. In any such case, appropriate adjustment (as determined reasonably and in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Investor after such transaction to the end that the provisions of this Warrant (including adjustment of the purchase price then in effect and the number of shares of Common Stock issuable upon exercise hereof) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

         2.2  Splits and Subdivisions Dividends. If the Company should effect or
              ---------------------------------
fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or warrants, options or other rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share purchase price shall be appropriately decreased and the number of shares of Common Stock issuable upon exercise hereof shall be appropriately increased in proportion to such increase of outstanding shares.

         2.3  Combination of Shares. If the number of shares of Common Stock
              ---------------------
outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the per share purchase price shall be appropriately increased and the number of shares of Common Stock issuable upon exercise hereof shall be appropriately decreased in proportion to such decrease in outstanding shares.

         2.4  Adjustments for Other Distributions. In the event the Company
              -----------------------------------
shall declare a distribution payable in securities of the Company (other than Common Stock Equivalents) or other persons, evidences of indebtedness issued by the Company or other persons, assets (including cash dividends) or options or rights not referred to in Section 2.2, then, in each such case for purposes of this Section 2.4, upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of Common Stock of the Company into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

         2.5  Issuance of Additional Common Stock
              -----------------------------------

              (a) If, after the date hereof, the Company shall issue or sell

                  (i) Additional Shares (defined below) without consideration or for a consideration per share less than the Warrant Price, or

                  (ii) Common Stock Equivalents exercisable for Additional Shares with a minimum exercise or exchange price less than the Warrant Price,

then, and in each such case, the Warrant Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction:

                  (i) the numerator of which shall be (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (B) the number of shares of Common Stock that the aggregate consideration received by the Company upon such issuance or sale (or, in the case of Common Stock Equivalents exercisable for Additional Shares, receivable by the Company upon exercise or exchange) would purchase at such Warrant Price, and

                  (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale (or, in the case of Common Stock Equivalents exercisable for Additional Shares, assuming exercise or exchange thereof).

              (b) For the purposes of this Section 2.5, the consideration for the issue or sale of Additional Shares shall, irrespective of the accounting treatment of such consideration, (i) insofar as it consists of cash, be computed at the net amount of cash received by the Company, and (ii) insofar as it consists of property (including securities) other than cash, be computed at the fair value thereof at the time of such issue or sale as determined in good faith by the Board of Directors.

              (c) Notwithstanding anything contained herein to the contrary, the consideration for any Common Stock Equivalents shall be the total amount of consideration received by the Company for the issuance of such Common Stock Equivalents plus the minimum amount of consideration payable to the Company upon exercise, conversion or exchange of Common Stock Equivalents (the "Net Consideration") determined as of the date of issuance of such Common Stock Equivalents. Any obligation, agreement or understanding to issue Common Stock Equivalents at any time in the future shall be deemed to be an issuance at the time such obligation or agreement is made or arises. No adjustment of the Warrant Price shall be made under this Section 2.5 upon the issuance of any shares of Common Stock which are issued pursuant to the exercise, conversion or exchange of any Common Stock Equivalents if any adjustment shall previously have been made upon the issuance of any such Common Stock Equivalents.

              Should the Net Consideration for any such Common Stock Equivalents be increased or decreased from time to time, then, upon the effectiveness of such change, the Warrant Price will be that which would have been obtained
(i) had the adjustments made upon the issuance of such Common Stock Equivalents been made upon the basis of the actual Net Consideration (as so increased or decreased) of such Common Stock Equivalents, and (ii) had adjustments to such Warrant Price since the date of issuance of such Common Stock Equivalents been made to such Warrant Price as adjusted pursuant to (i) above. Any adjustment of the Warrant Price with respect to this paragraph which relates to Common Stock Equivalents shall be disregarded if, as, and when all of such Common Stock Equivalents expire or are canceled without being exercised, so that the Warrant Price effective immediately upon cancellation or expiration shall be equal to the Warrant Price in effect at the time of the issuance of the expired or canceled Common Stock Equivalents, with such additional adjustments as would have been made to such Warrant Price had the expired or canceled Common Stock Equivalents not been issued.

              (d) "Additional Shares" means all shares of Common Stock, whether or not subsequently reacquired or retired by the Company other than shares of Common Stock issued or to be issued to directors, officers, employees and consultants of the Company or any subsidiary pursuant to any bona fide qualified or non-qualified stock option plan or agreement, stock purchase plan or agreement, stock restriction agreement, employee stock ownership plan (ESOP) or other stock incentive plans or arrangements.

              (e) The number of shares of Common Stock that the holder of this Warrant shall be entitled to receive upon each exercise hereof after any adjustment pursuant to this Section 2.5 shall be determined by multiplying
(i) the number of shares of Common Stock that were issuable immediately prior to such adjustment, by (ii) the fraction of which (A) the numerator is the Warrant Price immediately prior to such adjustment and (B) the denominator is the Warrant Price immediately following such adjustment.

         2.6  Certificate as to Adjustments. In the case of each adjustment or
              -----------------------------
readjustment of the Warrant Price pursuant to this Section 2, the Company at its expense will promptly Compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate, signed by the Company's Chief Financial Officer, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to the holder of this Warrant. The Company will furnish or cause to be furnished to such holder a certificate setting forth (a) such adjustments and readjustments, (b) the Warrant Price at the time in effect and how it was calculated and (c) the number of shares of Common Stock issuable upon exercise hereof and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.

         2.7  Other Dilutive Events. If any event shall occur as to which the
              ---------------------
provisions of Section 2 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such sections, then, in each such case, the Board of Directors of the Company shall make such adjustment, if any, on a basis consistent with the essential intent and principles established in Section 2, necessary to preserve, without dilution, the purchase rights represented by this Warrant. The Company will promptly notify the Investor of any such adjustments and shall make the suggested adjustments.

         2.8  No Dilution or Impairment. The Company will not, by amendment of
              -------------------------
its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment.

         Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding; and
(c) will not take any action which results in any adjustments of the Warrant Price if the total number of shares of Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

         2.9  Notices of Record Date etc. In the event of:
              ---------------------------

              (a) any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend thereto paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

              (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company; or

              (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to the holder of this Warrant at least thirty (30) days prior to the earliest date specified below, a notice specifying: (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up.

     3.  Fractional Shares. No fractional shares shall be issued in connection
         -----------------
with any exercise of this Warrant. In lieu of the issuance of such fractional share, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined in accordance with Section 1.5 hereof.

     4.  Representations and Warranties of the Company.
         ---------------------------------------------

         4.1  Authorization. The Company has full power arid authority to enter
              -------------
into this Warrant. This Warrant has been duly authorized, executed and delivered by the Company and constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

         4.2  Reservation of Common Stock. The Company shall at all times
              ---------------------------
reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock, free from preemptive rights, as shall from time to time be sufficient to effect the exercise of this Warrant, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the entire Warrant, in addition to such other remedies as shall be available to the holder of this Warrant, the Company will take such action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. If any shares of its Common Stock to be reserved for the purpose of issuance upon exercise of the Warrants require registration with or approval of any governmental authority under any applicable law (other than registration of the Common Stock under the Act) before such shares of Common Stock may be validly issued or delivered, then it shall secure such registration or approval, as the case may be, and maintain such registration or approval in effect so long as so required.

         4.3  Adjustment in Number of Shares Issuable and Purchase Price.
              ----------------------------------------------------------
There has not been nor will there be any adjustment to the number of shares issuable or the purchase price payable upon the exercise of any securities of the Company convertible into or exchangeable for shares of Common Stock resulting from the issuance or exercise of this Warrant.

         4.4  Valid Issuance. This Warrant, when issued and delivered in
              --------------
accordance with the terms hereof will be duly authorized and validly issued, and the Common Stock issuable upon the exercise hereof, when issued pursuant to the terms hereof and upon payment of the exercise price shall, upon such issuance, be duly authorized, validly issued, fully paid and nonassessable.

     5.  Privilege of Stock Ownership. Prior to the exercise of this Warrant,
         ----------------------------
the Investor shall not be entitled, by virtue of holding this Warrant, to any rights of a stockholder of the Company, including (without limitation) the right to vote, receive dividends or other distributions, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. Nothing in this Section 5, however, shall limit the right of the Investor to be provided the notices described in Section 2 hereof or to participate in distributions described in Section 2 hereof if the Investor ultimately exercises this Warrant.

     6.  Limitation of Liability. Except as otherwise provided herein, in the
         -----------------------
absence of affirmative action by the holder hereof to purchase the Common Stock in accordance herewith, no mere enumeration herein of the rights or privileges of the holder hereof shall give rise to an obligation on such holder to purchase any securities or any liability of such holder for the purchase price or as a stockholder of the Company, whether such obligation or liability is asserted by the Company or by creditors of the Company.

     7.  Representations and Warranties of the Investor. The Investor represents
         ----------------------------------------------
and warrants to the Company as follows;

         7.1  Investment Experience. The Investor represents that it can bear
              ---------------------
the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Common Stock issuable upon exercise hereof. The Investor also represents it has not been organized solely for the purpose of acquiring the Warrant or the Common Stack issuable upon exercise hereof.

         7.2  Restricted Securities. The Investor understands that the Warrant
              ---------------------
being issued hereunder and the Common Stock issuable upon exercise hereof are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and have not been registered under the Act nor qualified under applicable state securities laws and that under such laws and applicable regulations such securities may not be resold without registration under the Act, except in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 promulgated under the Act ("Rule 144"), as presently in effect, and understands the resale limitations imposed thereby and by the Act.

         7.3  Accredited Investor. The Investor is an "accredited investor"
              -------------------
within the meaning of Rule 501 of Regulation D promulgated under the Act.

         7.4  Legends. It is understood that the certificates evidencing the
              -------
Common Stock issuable upon exercise hereof may bear the following legend:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION TO SUCH ACT"

     8.  Transfers and Exchanges.
         -----------------------

         8.1 The Investor agrees not to sell, hypothecate, pledge or otherwise dispose of any interest in the Warrant or the Common Stock issuable upon exercise hereof in the United States, its territories, possessions or any area subject to its jurisdiction, or to any person who is a national thereof or resident therein (including any estate of such person), or any corporation, partnership or other entity created or organized therein, other than in accordance with the Act. With respect to any offer, sale or other disposition of this Warrant, or any shares of Common Stock acquired pursuant to the exercise of this Warrant prior to registration of such shares, the holder hereof and each subsequent holder of the Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such shares of Common Stock and indicating whether or nor under the Act certificates for this Warrant or such shares of Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Act; provided, however, that the holder may transfer or assign this Warrant, or any shares of Common Stock acquired pursuant to the exercise of this Warrant prior to registration of such shares to Alexandria Real Estate Equities, Inc., a Maryland corporation ("Alexandria") or to another wholly-owned subsidiary of Alexandria without written notice to the Company or an opinion of holder's counsel. Each certificate representing this Warrant or the shares of Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to insure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

         8.2 Upon presentation to the Company of the form of Assignment attached hereto, a new Warrant shall be issued to the new holder hereof. New Warrants issued in connection with transfers or exchanges shall not require the signature of the new holder hereof and shall be identical in form and provision to this Warrant except as to the number of shares.

         8.3 Each certificate evidencing the shares of Common Stock issued upon exercise of this Warrant, or upon any transfer of such shares (other than a transfer registered under the Act or any subsequent transfer of shares so registered) shall, at the option of the Company, contain a legend, in form and substance reasonably satisfactory to the Company and its counsel, restricting the transfer of such shares to sales or other dispositions exempt from the requirements of the Act.

         8.4  Ownership of Warrants. The Company may treat the person in whose
              ---------------------
name any Warrant is registered on the register kept at the office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. A Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

         8.5  Transfer and Exchange of Warrants. Upon the surrender of any
              ---------------------
Warrant, properly endorsed, for registration of transfer or for exchange, the Company at its expense will execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     9.  Successors and Assigns. The terms and provisions of this Warrant shall
         ----------------------
be binding upon the Company and the Investor and their respective successors and assigns, subject at all times to the restrictions set forth herein.

     10.  Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the
          -------------------------------------------------
Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

     11.  Saturdays, Sundays, Holidays, etc. If the last or appointed day for
          ----------------------------------
the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

     12.  Amendments and Waivers. Any term of this Warrant may be amended and
          ----------------------
the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any such amendment or waiver shall be binding on the parties.

     13.  Governing Law. The terms and conditions of this Warrant shall be
          -------------
governed by and construed in accordance with North Carolina law, without regard to conflict of law provisions.

     14.  Notices. Except as otherwise provided in this Warrant, any requirement
          -------
for a notice, demand or request under this Warrant will be satisfied by a writing (a) hand delivered with receipt; (b) mailed by United States registered or certified mail or Express Mail, return receipt requested, postage prepaid; or
(c) sent by Federal Express or any other nationally recognized overnight courier service, and addressed as follows: if to the holder, at its address as shown on the books of the Company; and if to the Company, at the address indicated on the signature page of this Warrant, Attn: Chief Financial Officer, with a copy to Gerald F. Roach, Esq., Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P., 2500 First Union Capital Center, Raleigh, North Carolina 27601. All notices that are sent in accordance with this Section 14 will be deemed received by the holder or the Company on the earliest of the following applicable time periods: (i) the date the return receipt is executed; or (ii) the date delivered as documented by the overnight courier service or the hand delivery receipt. Either the holder or the Company may designate a change of address by written notice to the other party.

     15.  Registration Rights.
          -------------------

          (a) The shares of Common Stock issued or issuable upon the exercise hereof shall constitute "Registrable Securities" for purposes of this Warrant; provided, that Registrable Securities shall not include any shares of Common Stock that have been sold to the public either pursuant to a registration statement or the exemption from registration under the Securities Act provided by Rule 144.

          (b) if at any time the Company proposes to file a registration statement under the Act with respect to an offering of equity securities by the Company for its own account or for the account of any securityholders of any class of its equity securities (other than (i) a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Securities and Exchange Commission (the "Commission") or (ii) a registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders) or a registration on any registration form that does not permit secondary sales, then the Company shall give written notice of such proposed filing to the Investor as soon as practicable (but in no event less than 20 days before the anticipated filing date), and such notice shall offer such Investor the opportunity to register such number of shares of Registrable Securities as each such Investor may request in writing within 15 days after such notice from the Company (which request shall specify the Registrable Securities intended to be disposed of and the intended method of distribution thereof) (a "Piggy-Back Registration").

     The Company shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten public offering to permit the Registrable Securities requested by the Investor thereof to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. The Investor shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 15 by giving written notice to the Company of its request to withdraw. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective; provided that the Company shall reimburse the Investor for all reasonable out-of-pocket expenses (including counsel fees and expenses) incurred prior to such withdrawal. Notwithstanding the foregoing, if the representative of the underwriters advises the Company in writing that market factors require a limitation on the number of shares to be underwritten, the representative may reduce the number of Registrable Securities to be included in the registration and underwriting (to zero, if necessary) on a pro rata basis (based on number of shares owned) with all other secondary shares sought to be included therein.

     No failure to effect a registration under Section 15(b) and to complete the sale of Registrable Securities in connection therewith shall relieve the Company of any other obligation under this Agreement (including, without limitation, the Company's obligations under Sections 15(d) and 15(e)).

         (c)  In the case of a Piggy-Back Registration:

              (1) The Company will, as expeditiously as possible:

                  (A) prepare and file with the Commission such amendments and post-effective amendments to the applicable registration statement as may be necessary to keep the registration statement effective for as long as such registration is required to remain effective pursuant to the terms hereof, cause the prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Act;

                  (B) furnish to the Investor at least one signed copy of the registration statement and any post-effective amendment thereto, as soon as such documents become available to the Company, and such number of conformed copies thereof and such number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as the Investor may reasonably request as soon as such documents become available to the Company;

                  (C) on or prior to the date on which the registration statement is declared effective, quality such Registrable Securities requested to be included under such other securities or blue sky laws of such jurisdictions as the Investor reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable time Investor to consummate the disposition in such jurisdictions of such Registrable Securities; provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify, (ii) subject itself to general taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

                  (D) notify the Investor at any time when a prospectus relating to such Registrable Securities is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (E) notify the Investor of any stop order or other suspension of effectiveness of the registration statement; and obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible time;

                  (F) enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith (including those requested by the managing underwriters, if any, or the Investor) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Investor and the underwriters, if any, with respect to the business of the Company and its subsidiaries, the registration statement, prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Investor addressed to the Investor and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters, including without limitation the matters referred to clause (i) above; (iii) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the registration statement), addressed to the Investor and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and (iv) deliver such documents and certificates as may be requested by the Investor, its counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause
(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; and notify the Investor promptly of the receipt by the Company of any notification with respect to the suspension of the qualification of the Warrant and/or Common Stock for sale in any jurisdiction; and

                  (G) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

              (2) The Company will otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.

              (3) The Company will use its best efforts (i) to cause any class of Registrable Securities to be listed on a national securities exchange (if such shares are not already so listed) and on each additional national securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system Security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities.

         (d) The Company shall keep effective and maintain any registration, qualification, approval or listing specified in this Section 15 for a period of 180 days plus the term of any lock-up or until the holders have completed the distribution described in the registration statement, whichever occurs first, and from time to time shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with applicable law. All expenses, disbursements and fees in connection with any action to be taken hereunder (including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses and fees and expenses of counsel for the Company and its independent certified public accountants and all reasonable fees and expenses of the Investor and one Investor's counsel and appropriate local counsel (all such expenses being herein called "Registration Expenses") will be borne by the Company; provided that in no event shall Registration Expenses include any underwriting discounts, sales commissions or similar fees or transfer taxes attributable to the sale of Registrable Securities.

         (e) The rights to cause the Company to register securities granted to a holder under this Section 15 may be transferred or assigned by a holder only to (i) an affiliate of such holder or (ii) a transferee or assignee of not less than 20% of such holder's Registrable Securities (as determined on the date of this Warrant and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), provided that, in either case

(A) the Company is given written notice at the time of or within 30 days after transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, (B) the transferee or assignee of such rights assumes in writing the obligations of such holder under this Section 15 and (C) in the reasonable opinion of the Company, the transferee is neither a competitor to the Company nor a party who is demonstrably hostile to the Company.

         (f) If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, an Investor shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Investor (other than those included in the registration) during a period not to exceed 180 days following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company and holders of at least five percent of the Company's voting securities are bound by and have entered into similar agreements. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such 180 day period.

         (g) The holders under this Warrant agree that, upon receipt of any notice from the Company of the existence of any state of facts or the occurrence of any event (including, without limitation, pending negotiations relating to, or the consummation of, a transaction or the occurrence of any event which, in the reasonable opinion of the Company, might require additional disclosure of material, non-public information by the Company in any registration statement provided for in this Warrant as to which the Company believes in good faith that it has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time) which might reasonably result in (A) such registration statement, any amendment or post-effective amendment thereto, or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) the prospectus issued under such registration statement, any prospectus supplement, or any document incorporated therein by reference including an untrue statement of material fact or omitting to sate a material fact necessary in order the make the statements therein, in light of the circumstances under which they were made, nor misleading, the holders will forthwith discontinue disposition of the Registrable Securities pursuant to such registration statement for a period which is the shorter of (i) 30 calendar days from the Company's notice to such holders or (ii) until the holders receive copies of prospectus supplements or amendments prepared by or on behalf of the Company. If so directed by the Company, the holders will deliver to the Company all copies in their possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice. The Company shall not be permitted to require the suspension of the disposition of Registrable Securities far a period in excess of 90 calendar days in any 12 month period.

         (h) The rights to request registration of any Company securities pursuant to this Section 15 shall terminate as to any bolder who holds Registrable Securities upon the earlier of (i) when a holder holds one percent or less of the Company's Common Stock on an as-converted basis; (ii) when all of a holder's Registrable Securities may be sold during a single three-month period under Rule 144; (iii) when a holders Registrable Securities may be transferred under Rule 144(k) unless such holder later becomes an affiliate of the Company (as defined in Rule 144), in which case such holder's rights to request registration shall be revived until such holder's rights otherwise terminate under this subsection (h); and (iv) three years after the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of the Company's Common Stock at a price per share of not less than $10.00 (as adjusted for stock splits, dividends, combinations and the like) and an aggregate offering price to the public of not less than $20,000,000. Such three-year period shall not include any period of time during which adequate current public information, as defined in Rule 144(c) promulgated under the Securities Act, is not available with respect to the Company.

         (i) The Company hereby indemnifies, to the fullest extent permitted by law, the Investor or each person, if any, who controls Investor within the meaning of Section 15 of the Act, and the directors, officers, employees, agents and representatives of each of them, against all losses, claims, damages, liabilities, costs and expenses (including, without limitation, fees and expenses of counsel), as incurred, arising out of, relating to, or caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement contained in, or omission from, information furnished in writing to the Company by Investor expressly for use therein. In connection with any registration statement in which Investor is participating, Investor will furnish to the Company in writing such information as shall reasonably be requested by the Company for use in any such registration statement or prospectus and will indemnify, to the extent permitted by law, the Company, its directors and officers and each person, if any, who controls the Company within the meaning of the Act against any losses, claims, damages, liabilities and expenses resulting from any untrue statement or, alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or necessary to make the statements therein not misleading, but only to the extent that such untrue statement of a material fact is contained in, or such material fact is omitted from, information so furnished in writing by such Investor expressly for use therein.

         (j) For purposes of this Section 15, the Investor shall include any transferee of the Investor if such transfer is made in accordance herewith.

     16.  Remedies. The Company acknowledges and agrees that irreparable harm,
          --------
for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Warrant were not performed in accordance with its specific terms or were otherwise breached. The Company accordingly agrees that the holders shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the inadequacy of other remedies at law.

     17.  Securities Matters
          ------------------

     At such time as the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and at all times thereafter, the Company agrees to deliver to the Investor all such reports, information and other documents as it shall be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act within 15-days after the date it is required to file such reports with the Commission. Prior to such time as the Company becomes subject to the reporting requirements of the Exchange Act, and in order to make available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the shares of Common Stock issuable upon exercise of the Warrant to the public without registration, the Company agrees to deliver to the Investor all such reports, information and other documents as it may be required to provide to any lender or other creditor. From and after the time the Company files a registration statement with the Commission with respect to the Warrants or the shares of Common Stock issuable thereunder, the Company shall file such information with the Commission; provided, that the Company shall not be in default of the provisions of this Section 17 for any failure to file reports with the Commission solely by refusal by the Commission to accept the same for filing.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Warrant for the Purchase of Shares of Common Stock of Paradigm Genetics Inc.]



                                             PARADIGM GENETICS INC.,
                                             a North Carolina corporation



Address: 104 Alexander Drive                 By: _____________________________
         Building 2                              Name:    Ian Howes
         Research Triangle Park, NC 27709        Title:   CFO


                                                 Dated:  January 19, 2000

ACCEPTED AND AGREED:


ARE-104 ALEXANDER ROAD, LLC,
a Delaware limited liability company

By:  Alexandria Real Estate Equities, L. P.,
     a Delaware limited partnership,
     Its Managing Member

     By: ARE-QRS Corp.,
         ________________________________
         a Maryland corporation,
         Its General Partner

     By: ________________________________
         Name:
         Title:


Dated:  January ___, 2000

                                 SUBSCRIPTION
                                 ------------



Paradigm Generics Inc.
104 Alexander Drive
Building 2
Research Triangle Park, North Carolina 27709

Ladies and Gentlemen:

The undersigned, _____________________, hereby elects to purchase, pursuant to the provisions of the Warrant dated, January __, 2000 held by the undersigned, ________ shares of the Common Stock of Paradigm Genetics Inc., a North Carolina corporation, and renders herewith payment of the purchase price of such shares in full.

In exercising its rights to purchase such Common Stock, the undersigned hereby confirms the investment representations made in Section 7.

Dated:  ____________, ___.


                                       _______________________________________

                                       By ____________________________________



                            Address:   _______________________________________

                                       _______________________________________

                             [FORM OF ASSIGNMENT]



The undersigned hereby assigns this Warrant to


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     (Print or type name, address and zip code of assignee)

Please insert Social Security or other
identifying number of assignee


------------------------------


and irrevocably appoints ___________________ as agent to transfer this Warrant on the books of the Company. The agent may substitute another to act far him or it.


Dated: _____________  Signed: __________________________



          (Sign exactly as name appears on the front of this Warrant)



Dated: _____________             Signed: ______________________________

                                 Name: ________________________________

                                 Title: _______________________________